UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08797

Name of Fund:	BlackRock Series, Inc.
BlackRock International Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 05/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2023

2023 Annual Report

BlackRock Funds II

•	BlackRock Global Dividend Portfolio

BlackRock Series, Inc.

•	BlackRock International Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.33%	2.92%
U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)
International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06
Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Global Dividend Portfolio

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

The Fund’s stock selection in information technology (“IT”), communication services, and financials were the largest detractors from relative performance at the sector level. Among individual positions, the largest detractors were Fidelity National Information Services (“FIS”), International Flavors and Fragrances (“IFF”), and Citizens Financial Group.

FIS was the main detractor, as revenue in its merchant-acquiring business failed to keep pace with competitors, resulting in lost market share among the small and mid-sized businesses that provide the most significant contribution to its revenue. This had appeared to be a resilient business that could deliver consistent cash flow, but its competitive market position proved to be weaker than anticipated. The Fund exited its position in the fourth quarter of 2022, as the range of possible outcomes widened among management’s lack of clarity concerning the future trajectory of merchant business margin levels. IFF detracted as the company guided its full-year 2023 growth projections lower, given an uncertain market environment that led to weaker sales volume and industry-wide consumer destocking in the U.S. We continue to have conviction in the company and see it as a self-help turnaround story. Lastly, Citizens Financial Group detracted amid a backdrop of tightening credit conditions and expectations of stricter regulations as the collapse of SVB Financial and Signature Bank triggered a banking crisis in March 2023. This put pressure on the financial sector and led to risks of contagion, particularly among U.S. regional banks. This impacted Citizens in particular because of its exposure to commercial real estate and its higher proportion of uninsured deposits. We continue to believe that the bank is attractively valued and that it continues to provide diversification and income benefits for the Fund.

Conversely, the largest contributors to the Fund’s relative performance at the sector level were stock selection decisions among healthcare and consumer discretionary stocks, as well as the Fund’s lack of exposure to the real estate sector. The top individual contributors to relative performance were Danish pharmaceutical company Novo Nordisk, Spanish clothing retailer Inditex, and U.K.-based plumbing and heating product distributor Ferguson.

Novo Nordisk was the most significant contributor to performance, as sales volume growth for its diabetes drug Ozempic topped 90% and returned to normal supply conditions in the U.S. after months of shortages. In addition, incremental data on the oral version of obesity drug Wegovy potentially increased its addressable market. Inditex continued to execute well, leading to substantial top-line growth as the company retained its strong capital allocation in terms of disciplined space management and cash deployment. Ferguson contributed as it saw more than half of its U.S. construction market exposure come from repair and maintenance, including the plumbing and HVAC segments, where performance was more resilient than feared during the period.

Describe recent portfolio activity.

The most significant change in the Fund’s positioning was a reduction in the financial sector, which resulted from the sale of its positions in FIS and Visa and from trimmed positions in Citizens Financial Group and M&T Bank. The Fund’s purchase of shares of American Express partially offset the overall reduction within financials. The Fund also cut exposure to the utilities sector by selling Energias de Portugal (EDP). Conversely, the Fund increased exposure to IT and materials, largely through buying positions in Apple Inc., Accenture, and Air Liquide. The sale of Texas Instruments partially offset the increase in IT exposure.

Describe portfolio positioning at period end.

The Fund’s largest overweight sector exposures were to healthcare, consumer staples, and industrials. Conversely, the Fund was underweight consumer discretionary, utilities, and IT. From a regional perspective, the majority of the portfolio was listed in North America and Europe, with large overweight exposures to Europe, particularly to the United Kingdom and France. The largest underweight exposures were to the United States and Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Global Dividend Portfolio

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the United States (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the United States).

(c)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(1.34)%	N/A	6.19%	N/A	6.30%	N/A
Investor A	(1.62)	(6.78)%	5.91	4.78%	6.01	5.44%
Investor C	(2.40)	(3.32)	5.10	5.10	5.38	5.38
Class K	(1.26)	N/A	6.25	N/A	6.35	N/A
MSCI All Country World Index	0.85	N/A	6.77	N/A	7.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,020.70	$4.05		$1,000.00	$1,020.93	$4.03		0.80%
Investor A	1,000.00	1,018.30	5.32		1,000.00	1,019.66	5.34		1.06
Investor C	1,000.00	1,014.30	9.24		1,000.00	1,015.75	9.25		1.84
Class K	1,000.00	1,020.90	3.64		1,000.00	1,021.33	3.63		0.72

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Global Dividend Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	5.3%
Reckitt Benckiser Group PLC	3.1
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1
AstraZeneca PLC	2.9
Sanofi	2.8
Accenture PLC,Class A	2.8
Apple Inc.	2.8
Paychex, Inc.	2.6
Philip Morris International, Inc.	2.5
Diageo PLC	2.4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	48.3%
United Kingdom	15.9
France	8.8
Switzerland	5.5
Taiwan	5.0
Netherlands	3.4
Canada	2.3
Denmark	2.0
Mexico	2.0
Japan	1.6
Spain	1.6
Singapore	1.3
Indonesia	1.1
Other (each representing less than 1%)	0.9
Other Assets Less Liabilities	0.3

(a) Excludes short-term securities.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI All Country World Index ex-USA, with the exception of its Investor C shares which underperformed.

What factors influenced performance?

Stock selection within the financials, information technology (“IT”), and real estate sectors were the top contributors to relative return. At the individual security level, UniCredit, Novo Nordisk, and ASML Holding were the top relative contributors. UniCredit benefited from stronger net interest margin levels than expected, with the favorable backdrop in rates pushing earnings estimates higher, and the company continued aggressively buying back stock. The Fund took some profits in the stock to limit financial risk during the uncertainty in the financial sector in March 2023. Danish healthcare company Novo Nordisk’s obesity drug Ozemipic continued to see significant demand, and we believe that there is significant growth potential and optionality in its pipeline. Shares of Dutch semiconductor equipment maker ASML surged along with the broader European IT sector, and its recent stock buyback program also drove share prices higher.

Conversely, stock selection within industrials, energy, and materials were the top detractors from relative return at the sector level. Among individual securities, Koninklijke DSM, Sanofi, and Cellnex were the primary detractors. Koninklijke DSM continued to revise its financial estimates lower, as the vitamin market was weaker than expected and its merger with Firmenich took longer than anticipated to close. Despite frustration with the ongoing weakness in the shares, the Fund sees significant potential for higher growth and a re-rating of the stock price from the Firmenich merger in the future. Sanofi was a top detractor from relative performance amid recent litigation concerns about the recalled heartburn drug Zantac, as the company owned and distributed Zantac for two years prior to its recall. Lastly, higher interest rates hurt Cellnex’s leveraged business model, and the mobile tower company’s stock also struggled following the departure of its former CEO. The Fund has sold its remaining position in Cellnex as part of a broader initiative to reduce European risk levels.

The Fund ended the period with a cash position of 5.4%. The Fund’s cash holdings did not have a material impact on relative performance.

Describe recent portfolio activity.

The largest change in positioning was a significant increase in consumer staples sector exposure, followed by additions to financials and energy. Conversely, the Fund reduced exposure to the communication services, industrials, and materials sectors.

Describe portfolio positioning at period end.

The Fund’s largest sector overweights at period end were in healthcare, industrials, and materials. The largest underweights were in communication services, consumer discretionary, and IT. From a geographic perspective, the Fund’s largest country overweights were to the United States, Germany, and Switzerland, while the largest underweights were in China, Australia, and Taiwan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2023 (continued)	BlackRock International Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund invests primarily in stocks of companies located outside the United States.
(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and emerging markets countries.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(0.60)%	N/A	3.46%	N/A	4.55%	N/A
Investor A	(0.78)	(5.99)%	3.21	2.10%	4.23	3.67%
Investor C	(1.58)	(2.56)	2.43	2.43	3.51	3.51
Class K	(0.54)	N/A	3.52	N/A	4.59	N/A
Class R	(1.03)	N/A	2.95	N/A	3.95	N/A
MSCI All Country World Index ex-USA	(1.41)	N/A	2.22	N/A	3.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,049.00	$3.35		$1,000.00	$1,021.67	$3.28		0.65%
Investor A	1,000.00	1,048.10	4.62		1,000.00	1,020.42	4.53		0.90
Investor C	1,000.00	1,044.00	8.43		1,000.00	1,016.68	8.30		1.65
Class K	1,000.00	1,049.90	3.09		1,000.00	1,021.92	3.02		0.60
Class R	1,000.00	1,047.00	5.89		1,000.00	1,019.17	5.79		1.15

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Sony Group Corp.	7.1%
Beiersdorf AG	5.5
Recruit Holdings Co. Ltd.	5.4
Thermo Fisher Scientific, Inc.	5.0
DSM-Firmenich AG	4.9
Intesa Sanpaolo SpA	3.6
Standard Chartered PLC	3.6
ASML Holding NV	3.4
Heineken NV	3.4
Suncor Energy, Inc.	3.3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	19.7%
United States	19.4
Germany	11.5
Switzerland	11.3
United Kingdom	8.3
Netherlands	6.9
Canada	5.6
Italy	5.3
Brazil	5.0
South Korea	3.2
France	2.1
Denmark	1.8
Spain	1.4
Sweden	1.3
Liabilities in Excess of Other Assets	(2.8)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 for BlackRock International Fund and June 8, 2016 for BlackRock Global Dividend Portfolio is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock International Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used,

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments  (continued)

may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	11

Schedule of Investments May 31, 2023	BlackRock Global Dividend Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.3%
TELUS Corp.	1,555,026	$29,462,445

Denmark — 2.0%
Novo Nordisk A/S, Class B	159,769	25,711,791

France — 8.8%
Air Liquide SA	114,870	19,246,784
EssilorLuxottica SA	140,306	25,409,857
Kering SA	31,584	16,886,759
LVMH Moet Hennessy Louis Vuitton SE	15,165	13,259,187
Sanofi	352,963	36,011,772

		110,814,359

Indonesia — 1.1%
Bank Rakyat Indonesia Persero Tbk PT	38,502,700	14,307,147

Japan — 1.6%
KDDI Corp.	649,100	20,012,748

Mexico — 2.0%
Wal-Mart de Mexico SAB de CV	6,739,832	25,638,719

Netherlands — 3.4%
Koninklijke KPN NV	5,580,728	19,199,084
Shell PLC	866,239	24,217,099

		43,416,183

Singapore — 1.3%
DBS Group Holdings Ltd.	699,100	15,652,905

Spain — 1.6%
Industria de Diseno Textil SA	591,918	19,803,073

Sweden — 0.9%
Epiroc AB, Class A	645,236	11,333,589

Switzerland — 5.5%
Lonza Group AG, Registered Shares	39,796	24,960,283
TE Connectivity Ltd.	157,460	19,285,701
Zurich Insurance Group AG, Class N	54,995	25,747,673

		69,993,657

Taiwan — 5.0%
MediaTek, Inc.	1,019,000	25,040,499
Taiwan Semiconductor Manufacturing Co. Ltd.	2,135,000	38,638,871

		63,679,370

United Kingdom — 15.9%
AstraZeneca PLC	248,429	36,183,839
Diageo PLC	717,456	29,826,476
Ferguson PLC	134,153	19,443,068
Prudential PLC	1,860,990	24,453,023
Reckitt Benckiser Group PLC	508,616	39,550,785

Security	Shares	Value

United Kingdom (continued)
RELX PLC	824,905	$25,784,876
Taylor Wimpey PLC	17,554,891	25,004,027

		200,246,094

United States — 47.5%
AbbVie, Inc.	203,249	28,040,232
Accenture PLC, Class A	114,660	35,076,787
American Express Co.	127,012	20,139,023
Apple Inc.	196,489	34,827,675
Assurant, Inc.	151,883	18,224,441
Baker Hughes Co., Class A	898,244	24,477,149
Citizens Financial Group, Inc.	710,855	18,325,842
Intercontinental Exchange, Inc.	246,054	26,069,421
International Flavors & Fragrances, Inc.	314,378	24,298,276
Intuit, Inc.	58,804	24,645,932
M&T Bank Corp.	157,571	18,776,160
Medtronic PLC	291,741	24,144,485
Microsoft Corp.	205,354	67,436,200
Mondelez International, Inc., Class A	358,499	26,317,412
Otis Worldwide Corp.	342,237	27,211,264
Paychex, Inc.	309,315	32,456,423
Philip Morris International, Inc.	344,755	31,031,398
Republic Services, Inc.	135,367	19,172,028
Synchrony Financial	444,294	13,755,342
United Parcel Service, Inc., Class B	150,933	25,205,811
UnitedHealth Group, Inc.	49,201	23,972,695
Walt Disney Co.(a)	267,984	23,571,873
Williams Cos., Inc.	433,660	12,428,696

		599,604,565

Total Long-Term Investments — 98.9% (Cost: $1,110,161,260)		1,249,676,645

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(b)(c)	10,654,110	10,654,110

Total Short-Term Securities — 0.8% (Cost: $10,654,110)		10,654,110

Total Investments — 99.7% (Cost: $1,120,815,370)		1,260,330,755

Other Assets Less Liabilities — 0.3%		3,593,847

Net Assets — 100.0%		$1,263,924,602

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Global Dividend Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,474,120	$5,179,990	(a)	$—	$—	$—	$10,654,110	10,654,110	$426,473	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$29,462,445	$—	$—	$29,462,445
Denmark	—	25,711,791	—	25,711,791
France	—	110,814,359	—	110,814,359
Indonesia	—	14,307,147	—	14,307,147
Japan	—	20,012,748	—	20,012,748
Mexico	25,638,719	—	—	25,638,719
Netherlands	—	43,416,183	—	43,416,183
Singapore	—	15,652,905	—	15,652,905
Spain	—	19,803,073	—	19,803,073
Sweden	—	11,333,589	—	11,333,589
Switzerland	19,285,701	50,707,956	—	69,993,657
Taiwan	—	63,679,370	—	63,679,370
United Kingdom	—	200,246,094	—	200,246,094
United States	599,604,565	—	—	599,604,565
Short-Term Securities
Money Market Funds	10,654,110	—	—	10,654,110

	$684,645,540	$575,685,215	$—	$1,260,330,755

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments May 31, 2023	BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 5.0%
Banco do Brasil SA	5,855,508	$51,718,864
XP, Inc., Class A(a)	1,999,254	35,286,833

		87,005,697

Canada — 5.6%
Canadian National Railway Co.	353,207	39,824,577
Suncor Energy, Inc.	2,041,355	57,188,015

		97,012,592

Denmark — 1.8%
Novo Nordisk A/S, Class B	188,667	30,362,377

France — 2.1%
Air Liquide SA	212,222	35,558,379

Germany — 11.5%
Beiersdorf AG	746,601	95,273,479
Infineon Technologies AG, Class N	722,853	26,911,104
MTU Aero Engines AG, Class N	141,604	32,757,752
Symrise AG	411,438	44,061,986

		199,004,321

Italy — 5.3%
Intesa Sanpaolo SpA	26,689,358	61,984,823
UniCredit SpA	1,513,063	29,175,295

		91,160,118

Japan — 19.7%
Daiichi Sankyo Co. Ltd.	1,074,900	34,954,884
Makita Corp.	1,846,100	49,912,313
Nidec Corp.	777,100	38,509,235
Recruit Holdings Co. Ltd.	3,048,600	93,263,635
Sony Group Corp.	1,313,800	123,208,669

		339,848,736

Netherlands — 6.9%
ASML Holding NV	81,847	59,202,107
Heineken NV	585,083	59,197,798

		118,399,905

South Korea — 3.2%
Samsung Electronics Co. Ltd.	1,014,934	54,451,679

Spain — 1.4%
Banco Bilbao Vizcaya Argentaria SA	3,652,418	24,013,510

Security	Shares	Value

Sweden — 1.3%
Epiroc AB, Class A	1,306,972	$22,957,001

Switzerland — 11.3%
DSM-Firmenich AG(a)	761,393	84,673,264
Lonza Group AG, Registered Shares	57,910	36,321,490
Roche Holding AG, NVS	124,155	39,544,472
UBS Group AG, Registered Shares	1,856,992	35,404,179

		195,943,405

United Kingdom — 8.3%
Melrose Industries PLC	4,800,667	28,248,512
Smith & Nephew PLC	3,537,087	52,993,423
Standard Chartered PLC	7,796,553	61,442,533

		142,684,468

United States — 14.1%
Baker Hughes Co., Class A	1,681,679	45,825,753
Chart Industries, Inc.(a)	230,183	25,257,981
Equinix, Inc.	64,505	48,091,703
PayPal Holdings, Inc.(a)	627,450	38,895,625
Thermo Fisher Scientific, Inc.	169,125	85,993,297

		244,064,359

Total Long-Term Investments — 97.5% (Cost: $1,640,669,481)		1,682,466,547

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(b)(c)	91,039,412	91,039,412

Total Short-Term Securities — 5.3% (Cost: $91,039,412)		91,039,412

Total Investments — 102.8% (Cost: $1,731,708,893)		1,773,505,959

Liabilities in Excess of Other Assets — (2.8)%		(47,798,610)

Net Assets — 100.0%		$1,725,707,349

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$21,475,121	$69,564,291	(a)	$—	$—	$—	$91,039,412	91,039,412	$1,799,647		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	1,396	(a)	—	(1,396)	—	—	—	994	(c)	—

					$(1,396)	$—	$91,039,412		$1,800,641		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	88,925,428	EUR	81,063,227	Deutsche Bank AG	06/16/23	$2,193,919

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,193,919	$—	$—	$2,193,919

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(5,904,937)	$—	$—	$(5,904,937)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$2,193,919	$—	$—	$2,193,919

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$89,873,501
Average amounts sold — in USD	$25,446,914

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2023	BlackRock International Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$2,193,919	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,193,919	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$2,193,919	$—

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
Deutsche Bank AG	$2,193,919	$—	$—	$—	$2,193,919

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$87,005,697	$—	$—	$87,005,697
Canada	97,012,592	—	—	97,012,592
Denmark	—	30,362,377	—	30,362,377
France	—	35,558,379	—	35,558,379
Germany	—	199,004,321	—	199,004,321
Italy	—	91,160,118	—	91,160,118
Japan	—	339,848,736	—	339,848,736
Netherlands	—	118,399,905	—	118,399,905
South Korea	—	54,451,679	—	54,451,679
Spain	—	24,013,510	—	24,013,510
Sweden	—	22,957,001	—	22,957,001
Switzerland	84,673,264	111,270,141	—	195,943,405
United Kingdom	—	142,684,468	—	142,684,468
United States	244,064,359	—	—	244,064,359
Short-Term Securities
Money Market Funds	91,039,412	—	—	91,039,412

	$603,795,324	$1,169,710,635	$—	$1,773,505,959

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$2,193,919	$—	$2,193,919

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2023

	BlackRock Global Dividend Portfolio	BlackRock International Fund

ASSETS
Investments, at value — unaffiliated(a)	$1,249,676,645	$1,682,466,547
Investments, at value — affiliated(b)	10,654,110	91,039,412
Foreign currency, at value(c)	86,261	3,889,531
Receivables:
Securities lending income — affiliated	—	702
Capital shares sold	797,552	2,841,655
Dividends — unaffiliated	5,537,932	3,733,670
Dividends — affiliated	88,341	217,498
From the Manager	—	299,715
Unrealized appreciation on forward foreign currency exchange contracts	—	2,193,919
Prepaid expenses	252,636	83,562

Total assets	1,267,093,477	1,786,766,211

LIABILITIES
Payables:
Investments purchased	—	55,124,075
Administration fees	130,290	—
Capital shares redeemed	1,162,941	3,353,111
Investment advisory fees	1,266,512	1,649,558
Directors’ and Officer’s fees	3,265	4,190
Other accrued expenses	97,510	279,779
Other affiliate fees	7,948	26,688
Professional fees	204,142	142,575
Service and distribution fees	104,540	82,647
Transfer agent fees	191,727	396,239

Total liabilities	3,168,875	61,058,862

NET ASSETS	$1,263,924,602	$1,725,707,349

NET ASSETS CONSIST OF:
Paid-in capital	$1,145,276,505	$2,197,672,535
Accumulated earnings (loss)	118,648,097	(471,965,186)

NET ASSETS	$1,263,924,602	$1,725,707,349

(a) Investments, at cost — unaffiliated	$1,110,161,260	$1,640,669,481
(b) Investments, at cost — affiliated	$10,654,110	$91,039,412
(c) Foreign currency, at cost	$86,558	$3,917,808

F I N A N C I A L S T A T E M E N T S	17

Statements of Assets and Liabilities  (continued)

May 31, 2023

	BlackRock Global Dividend Portfolio	BlackRock International Fund
NET ASSET VALUE
Institutional
Net assets	$682,711,258	$1,045,590,601

Shares outstanding	63,229,247	58,857,651

Net asset value	$10.80	$17.76

Shares authorized	Unlimited	2 billion

Par value	$0.001	$0.0001

Investor A
Net assets	$379,255,829	$341,132,098

Shares outstanding	35,298,822	19,700,151

Net asset value	$10.74	$17.32

Shares authorized	Unlimited	100 million

Par value	$0.001	$0.0001

Investor C
Net assets	$24,024,827	$6,298,650

Shares outstanding	2,248,647	396,311

Net asset value	$10.68	$15.89

Shares authorized	Unlimited	100 million

Par value	$0.001	$0.0001

Class K
Net assets	$177,932,688	$328,126,306

Shares outstanding	16,446,303	18,465,166

Net asset value	$10.82	$17.77

Shares authorized	Unlimited	2 billion

Par value	$0.001	$0.0001

Class R
Net assets	N/A	$4,559,694

Shares outstanding	N/A	262,268

Net asset value	N/A	$17.39

Shares authorized	N/A	100 million

Par value	N/A	$0.0001

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2023

	BlackRock Global Dividend Portfolio	BlackRock International Fund

INVESTMENT INCOME
Dividends — unaffiliated	$34,748,395	$28,913,162
Dividends — affiliated	426,473	1,799,647
Securities lending income — affiliated — net	—	994
Non-cash dividends — unaffiliated	—	5,005,120
Other income	—	5,013
Foreign taxes withheld	(2,135,886)	(3,553,722)
Foreign withholding tax claims	1,433,561	423,294

Total investment income	34,472,543	32,593,508

EXPENSES
Investment advisory	7,313,701	10,438,801
Service and distribution — class specific	1,308,486	959,049
Transfer agent — class specific	914,872	2,283,272
Administration	502,071	—
Professional	261,119	82,301
Administration — class specific	247,919	—
Custodian	117,364	396,760
Registration	112,589	264,882
Accounting services	103,677	133,694
Printing and postage	44,227	44,449
Directors and Officer	17,284	23,542
Miscellaneous	25,386	54,266

Total expenses	10,968,695	14,681,016
Less:
Fees waived and/or reimbursed by the Manager	(8,203)	(640,025)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	—	(1,559,103)

Total expenses after fees waived and/or reimbursed	10,960,492	12,481,888

Net investment income	23,512,051	20,111,620

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(12,065,301)	(233,327,582)
Investments — affiliated	—	(1,396)
Forward foreign currency exchange contracts	—	(5,904,937)
Foreign currency transactions	(277,184)	(504,097)

	(12,342,485)	(239,738,012)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(47,927,709)	158,006,073
Forward foreign currency exchange contracts	—	2,193,919
Foreign currency translations	64,731	(99,785)

	(47,862,978)	160,100,207

Net realized and unrealized loss	(60,205,463)	(79,637,805)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,693,412)	$(59,526,185)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets

	BlackRock Global Dividend Portfolio
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,512,051	$23,238,300
Net realized gain (loss)	(12,342,485)	81,257,843
Net change in unrealized appreciation (depreciation)	(47,862,978)	(159,953,976)

Net decrease in net assets resulting from operations	(36,693,412)	(55,457,833)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(44,763,840)	(157,296,859)
Investor A	(25,489,107)	(85,140,115)
Investor C	(1,768,726)	(9,554,237)
Class K	(7,060,364)	(13,558,277)

Decrease in net assets resulting from distributions to shareholders	(79,082,037)	(265,549,488)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(68,760,395)	112,342,501

NET ASSETS
Total decrease in net assets	(184,535,844)	(208,664,820)
Beginning of year	1,448,460,446	1,657,125,266

End of year	$1,263,924,602	$1,448,460,446

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock International Fund
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,111,620	$28,322,821
Net realized loss	(239,738,012)	(240,879,243)
Net change in unrealized appreciation (depreciation)	160,100,207	(447,292,585)

Net decrease in net assets resulting from operations	(59,526,185)	(659,849,007)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(13,232,529)	(81,993,801)
Investor A	(3,207,044)	(40,350,190)
Investor C	(28,758)	(764,477)
Class K	(4,225,037)	(20,866,881)
Class R	(30,965)	(354,916)

Decrease in net assets resulting from distributions to shareholders	(20,724,333)	(144,330,265)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(384,806,122)	1,267,735,715

NET ASSETS
Total increase (decrease) in net assets	(465,056,640)	463,556,443
Beginning of year	2,190,763,989	1,727,207,546

End of year	$1,725,707,349	$2,190,763,989

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$11.68	$14.37	$11.34	$12.60		$12.94	$13.27

Net investment income(a)	0.21	0.20	0.28	0.28		0.33	0.35
Net realized and unrealized gain (loss)	(0.42)	(0.62)	3.50	(0.65)		0.10	0.27

Net increase (decrease) from investment operations	(0.21)	(0.42)	3.78	(0.37)		0.43	0.62

Distributions(b)
From net investment income	(0.21)	(0.20)	(0.29)	(0.23)		(0.35)	(0.35)
From net realized gain	(0.46)	(2.07)	(0.46)	(0.66)		(0.42)	(0.60)

Total distributions	(0.67)	(2.27)	(0.75)	(0.89)		(0.77)	(0.95)

Net asset value, end of period	$10.80	$11.68	$14.37	$11.34		$12.60	$12.94

Total Return(c)
Based on net asset value	(1.34)%	(3.55)%	34.34%	(3.40	)%(d)	3.75%	4.76%

Ratios to Average Net Assets(e)
Total expenses	0.79%	0.75%	0.75%	0.74	%(f)	0.74%	0.72%

Total expenses after fees waived and/or reimbursed	0.79%	0.75%	0.75%	0.74	%(f)	0.74%	0.72%

Net investment income	1.98%	1.59%	2.22%	2.75	%(f)	2.69%	2.64%

Supplemental Data
Net assets, end of period (000)	$682,711	$857,966	$970,768	$835,194		$1,089,388	$1,619,539

Portfolio turnover rate	53%	42%	86%	28%		20%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$11.62	$14.31	$11.30	$12.55		$12.89	$13.23

Net investment income(a)	0.18	0.17	0.25	0.25		0.30	0.31
Net realized and unrealized gain (loss)	(0.41)	(0.62)	3.47	(0.64)		0.10	0.27

Net increase (decrease) from investment operations	(0.23)	(0.45)	3.72	(0.39)		0.40	0.58

Distributions(b)
From net investment income	(0.19)	(0.17)	(0.25)	(0.20)		(0.32)	(0.32)
From net realized gain	(0.46)	(2.07)	(0.46)	(0.66)		(0.42)	(0.60)

Total distributions	(0.65)	(2.24)	(0.71)	(0.86)		(0.74)	(0.92)

Net asset value, end of period	$10.74	$11.62	$14.31	$11.30		$12.55	$12.89

Total Return(c)
Based on net asset value	(1.62)%	(3.81)%	33.94%	(3.54	)%(d)	3.47%	4.42%

Ratios to Average Net Assets(e)
Total expenses	1.04%	1.00%	1.01%	1.00	%(f)	1.01%	0.99%

Total expenses after fees waived and/or reimbursed	1.04%	1.00%	1.01%	1.00	%(f)	1.01%	0.99%

Net investment income	1.72%	1.34%	1.98%	2.49	%(f)	2.45%	2.40%

Supplemental Data
Net assets, end of period (000)	$379,256	$474,705	$536,593	$378,291		$438,060	$492,173

Portfolio turnover rate	53%	42%	86%	28%		20%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$11.55	$14.23	$11.23	$12.47		$12.81	$13.15

Net investment income(a)	0.09	0.06	0.14	0.17		0.21	0.22
Net realized and unrealized gain (loss)	(0.40)	(0.61)	3.47	(0.62)		0.09	0.26

Net increase (decrease) from investment operations	(0.31)	(0.55)	3.61	(0.45)		0.30	0.48

Distributions(b)
From net investment income	(0.10)	(0.06)	(0.15)	(0.13)		(0.22)	(0.22)
From net realized gain	(0.46)	(2.07)	(0.46)	(0.66)		(0.42)	(0.60)

Total distributions	(0.56)	(2.13)	(0.61)	(0.79)		(0.64)	(0.82)

Net asset value, end of period	$10.68	$11.55	$14.23	$11.23		$12.47	$12.81

Total Return(c)
Based on net asset value	(2.40)%	(4.60)%	32.95%	(4.10	)%(d)	2.69%	3.64%

Ratios to Average Net Assets(e)
Total expenses	1.82%	1.79%	1.77%	1.75	%(f)	1.76%	1.73%

Total expenses after fees waived and/or reimbursed	1.82%	1.79%	1.77%	1.75	%(f)	1.76%	1.73%

Net investment income	0.88%	0.48%	1.17%	1.75	%(f)	1.69%	1.65%

Supplemental Data
Net assets, end of period (000)	$24,025	$40,587	$67,805	$172,131		$256,960	$329,207

Portfolio turnover rate	53%	42%	86%	28%		20%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$11.70	$14.39	$11.36	$12.62		$12.96	$13.28

Net investment income(a)	0.24	0.21	0.29	0.28		0.34	0.39
Net realized and unrealized gain (loss)	(0.44)	(0.62)	3.49	(0.65)		0.09	0.24

Net increase (decrease) from investment operations	(0.20)	(0.41)	3.78	(0.37)		0.43	0.63

Distributions(b)
From net investment income	(0.22)	(0.21)	(0.29)	(0.23)		(0.35)	(0.35)
From net realized gain	(0.46)	(2.07)	(0.46)	(0.66)		(0.42)	(0.60)

Total distributions	(0.68)	(2.28)	(0.75)	(0.89)		(0.77)	(0.95)

Net asset value, end of period	$10.82	$11.70	$14.39	$11.36		$12.62	$12.96

Total Return(c)
Based on net asset value	(1.26)%	(3.48)%	34.36%	(3.36	)%(d)	3.79%	4.81%

Ratios to Average Net Assets(e)
Total expenses	0.71%	0.69%	0.68%	0.69	%(f)	0.70%	0.66%

Total expenses after fees waived and/or reimbursed	0.71%	0.69%	0.68%	0.69	%(f)	0.70%	0.66%

Net investment income	2.30%	1.65%	2.30%	2.83	%(f)	2.75%	3.08%

Supplemental Data
Net assets, end of period (000)	$177,933	$75,202	$81,959	$66,498		$78,860	$94,364

Portfolio turnover rate	53%	42%	86%	28%		20%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$18.08	$24.93	$15.99	$16.94		$15.18	$17.17

Net investment income(a)	0.19	0.28	0.27	0.03		0.23	0.29
Net realized and unrealized gain (loss)	(0.32)	(5.51)	8.74	(0.78)		1.78	(2.03)

Net increase (decrease) from investment operations	(0.13)	(5.23)	9.01	(0.75)		2.01	(1.74)

Distributions(b)
From net investment income	(0.19)	(0.17)	(0.07)	(0.20)		(0.25)	(0.25)
From net realized gain	—	(1.45)	—	—		—	—

Total distributions	(0.19)	(1.62)	(0.07)	(0.20)		(0.25)	(0.25)

Net asset value, end of period	$17.76	$18.08	$24.93	$15.99		$16.94	$15.18

Total Return(c)
Based on net asset value	(0.60)%	(22.33)%	56.46%	(4.53	)%(d)	13.57%	(10.33)%

Ratios to Average Net Assets(e)
Total expenses	0.77%	0.73%	0.83%	1.02	%(f)	1.04%	0.95%

Total expenses after fees waived and/or reimbursed	0.65%	0.65%	0.67%	0.89	%(f)	0.89%	0.91%

Net investment income	1.16%	1.28%	1.24%	0.31	%(f)	1.48%	1.68%

Supplemental Data
Net assets, end of period (000)	$1,045,591	$1,335,501	$876,037	$200,623		$186,318	$178,081

Portfolio turnover rate	81%	103%	77%	75%		114%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.62	$24.34	$15.62	$16.55		$14.84	$16.75

Net investment income(a)	0.15	0.18	0.15	0.00		0.18	0.23
Net realized and unrealized gain (loss)	(0.31)	(5.34)	8.61	(0.76)		1.74	(1.96)

Net increase (decrease) from investment operations	(0.16)	(5.16)	8.76	(0.76)		1.92	(1.73)

Distributions(b)
From net investment income	(0.14)	(0.11)	(0.04)	(0.17)		(0.21)	(0.18)
From net realized gain	—	(1.45)	—	—		—	—

Total distributions	(0.14)	(1.56)	(0.04)	(0.17)		(0.21)	(0.18)

Net asset value, end of period	$17.32	$17.62	$24.34	$15.62		$16.55	$14.84

Total Return(c)
Based on net asset value	(0.78)%	(22.55)%	56.12%	(4.70	)%(d)	13.24%	(10.48)%

Ratios to Average Net Assets(e)
Total expenses	1.11%	1.03%	1.12%	1.29	%(f)	1.34%	1.27%

Total expenses after fees waived and/or reimbursed	0.90%	0.90%	0.93%	1.14	%(f)	1.14%	1.19%

Net investment income	0.94%	0.83%	0.76%	0.05	%(f)	1.19%	1.38%

Supplemental Data
Net assets, end of period (000)	$341,132	$406,976	$631,316	$367,092		$381,389	$285,527

Portfolio turnover rate	81%	103%	77%	75%		114%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$16.21	$22.54	$14.55	$15.40		$13.77	$15.52

Net investment income (loss)(a)	0.02	0.03	(0.09)	(0.07)		0.06	0.09
Net realized and unrealized gain (loss)	(0.28)	(4.94)	8.08	(0.71)		1.65	(1.84)

Net increase (decrease) from investment operations	(0.26)	(4.91)	7.99	(0.78)		1.71	(1.75)

Distributions(b)
From net investment income	(0.06)	(0.02)	—	(0.07)		(0.08)	—
From net realized gain	—	(1.40)	—	—		—	—

Total distributions	(0.06)	(1.42)	—	(0.07)		(0.08)	—

Net asset value, end of period	$15.89	$16.21	$22.54	$14.55		$15.40	$13.77

Total Return(c)
Based on net asset value	(1.58)%	(23.12)%	54.92%	(5.12	)%(d)	12.49%	(11.28)%

Ratios to Average Net Assets(e)
Total expenses	1.82%	1.81%	2.02%	2.18	%(f)	2.25%	2.15%

Total expenses after fees waived and/or reimbursed	1.65%	1.65%	1.74%	1.89	%(f)	1.89%	2.00%

Net investment income (loss)	0.14%	0.14%	(0.51)%	(0.76	)%(f)	0.43%	0.54%

Supplemental Data
Net assets, end of period (000)	$6,299	$9,006	$10,874	$39,891		$53,396	$50,344

Portfolio turnover rate	81%	103%	77%	75%		114%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Period from 01/25/18(a) to 10/31/18

Net asset value, beginning of period	$18.09	$24.94	$15.99	$16.95		$15.20	$19.02

Net investment income(b)	0.20	0.30	0.28	0.04		0.25	0.27
Net realized and unrealized gain (loss)	(0.32)	(5.52)	8.75	(0.79)		1.77	(4.09)

Net increase (decrease) from investment operations	(0.12)	(5.22)	9.03	(0.75)		2.02	(3.82)

Distributions(c)
From net investment income	(0.20)	(0.18)	(0.08)	(0.21)		(0.27)	—
From net realized gain	—	(1.45)	—	—		—	—

Total distributions	(0.20)	(1.63)	(0.08)	(0.21)		(0.27)	—

Net asset value, end of period	$17.77	$18.09	$24.94	$15.99		$16.95	$15.20

Total Return(d)
Based on net asset value	(0.54)%	(22.29)%	56.60%	(4.54	)%(e)	13.61%	(20.08	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.66%	0.63%	0.66%	0.85	%(g)	0.90%	0.83	%(g)

Total expenses after fees waived and/or reimbursed	0.60%	0.60%	0.61%	0.83	%(g)	0.84%	0.80	%(g)

Net investment income	1.21%	1.40%	1.29%	0.48	%(g)	1.58%	2.10	%(g)

Supplemental Data
Net assets, end of period (000)	$328,126	$434,110	$203,250	$27,572		$16,983	$3,353

Portfolio turnover rate	81%	103%	77%	75%		114%	102	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Class R
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.69	$24.43	$15.69	$16.56		$14.83	$16.73

Net investment income (loss)(a)	0.11	0.15	0.08	(0.03)		0.14	0.19
Net realized and unrealized gain (loss)	(0.31)	(5.39)	8.67	(0.77)		1.76	(1.97)

Net increase (decrease) from investment operations	(0.20)	(5.24)	8.75	(0.80)		1.90	(1.78)

Distributions(b)
From net investment income	(0.10)	(0.05)	(0.01)	(0.07)		(0.17)	(0.12)
From net realized gain	—	(1.45)	—	—		—	—

Total distributions	(0.10)	(1.50)	(0.01)	(0.07)		(0.17)	(0.12)

Net asset value, end of period	$17.39	$17.69	$24.43	$15.69		$16.56	$14.83

Total Return(c)
Based on net asset value	(1.03)%	(22.74)%	55.76%	(4.85	)%(d)	12.99%	(10.73)%

Ratios to Average Net Assets(e)
Total expenses	1.43%	1.40%	1.29%	1.54	%(f)	1.60%	1.51%

Total expenses after fees waived and/or reimbursed	1.15%	1.15%	1.19%	1.39	%(f)	1.39%	1.43%

Net investment income (loss)	0.67%	0.70%	0.41%	(0.33	)%(f)	0.94%	1.13%

Supplemental Data
Net assets, end of period (000)	$4,560	$5,171	$5,730	$5,250		$10,292	$16,624

Portfolio turnover rate	81%	103%	77%	75%		114%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) and BlackRock Series, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Global Dividend Portfolio and BlackRock International Fund (collectively, the ”Funds“ or individually, a ”Fund“) are series of the Trust and the Corporation, respectively.

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Global Dividend Portfolio	Global Dividend Portfolio	Diversified
BlackRock International Fund	International Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (”CDSC“) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the ”Board“, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of the Fund’s Manager as the valuation designee for the Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (”NAV“).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (”OTC“).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Global Dividend Portfolio pays the Manager a monthly fee, based on the average daily net assets that are attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Investment Advisory Fees

Average Daily Net Assets	Global Dividend Portfolio

First $1 billion	0.600%
$1 billion - $2 billion	0.550
$2 billion - $3 billion	0.525
Greater than $3 billion	0.500

For such services, International Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of International Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	International Fund

First $1 billion	0.600%
$1 billion - $3 billion	0.560
$3 billion - $5 billion	0.540
$5 billion - $10 billion	0.520
Greater than $10 billion	0.510

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Global Dividend Portfolio		International Fund

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	—	0.25%	—
Investor C	0.25	0.75%	0.25	0.75%
Class R	N/A	N/A	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Global Dividend Portfolio	$ 1,009,676	$298,810	$—	$1,308,486
International Fund	867,034	69,601	22,414	959,049

Administration: The Trust, on behalf of Global Dividend Portfolio, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Global Dividend Portfolio	$137,442	$ 80,821	$ 5,994	$ 23,662	$ 247,919

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations.

Fund Name	Institutional	Total
International Fund	$200,522	$200,522

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Global Dividend Portfolio	$3,174	$13,278	$3,969	$252	$—	$20,673
International Fund	8,536	7,599	1,430	1,652	206	19,423

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Global Dividend Portfolio	$550,060	$323,036	$35,931	$5,845	$—	$914,872
International Fund	1,430,854	754,529	13,078	71,732	13,079	2,283,272

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Global Dividend Portfolio	$4,598
International Fund	8,762

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Global Dividend Portfolio	International Fund
Investor A	$2,339	$18,802
Investor C	1,044	2,263

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived
Global Dividend Portfolio	$8,203
International Fund	44,148

With respect to Global Dividend Portfolio, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through June 30, 2024. With respect to International Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2023, there were no fees waived by the Manager pursuant to these arrangements.

With respect to International Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K	Class R
0.65%	0.90%	1.65%	0.60%	1.15%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of International Fund. For the year ended May 31, 2023, the Manager waived and/or reimbursed investment advisory fees of $595,877, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific, in the Statements of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
International Fund	$885,351	$581,729	$9,460	$71,733	$10,830	$1,559,103

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, the Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income—affiliated—net in the Statements of Operations. For the year ended May 31, 2023, the Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
International Fund	$217

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s/the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors or trustees. For the year ended May 31, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Loss
Global Dividend Portfolio	$—	$3,613,319	$(37,617)
International Fund	—	116,173	(42,500)

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term investments, were as follows

Fund Name	Purchases	Sales

Global Dividend Portfolio	$652,186,990	$766,965,743

International Fund	1,404,620,051	1,813,246,162

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Period	Global Dividend Portfolio	International Fund
Ordinary income	05/31/23	$24,064,941	$20,724,333
	05/31/22	96,529,329	93,714,215
Long-term capital gains	05/31/23	55,017,096	—
	05/31/22	169,020,159	50,616,050

Total	05/31/23	$79,082,037	$20,724,333

	05/31/22	$265,549,488	$144,330,265

As of May 31, 2023, the tax components of accumulated net earnings were as follows:

Fund Name	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified late-year losses(c)	Total
Global Dividend Portfolio	$8,400,289	$—	$126,286,786	$(16,038,978)	$118,648,097
International Fund	11,136,020	(507,387,239)	24,286,033	—	(471,965,186)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts, the timing and recognition of partnership income and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Dividend Portfolio	$1,133,979,427	$186,478,437	$(60,127,109)	$126,351,328
International Fund	1,746,427,084	136,161,658	(109,082,783)	27,078,875

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the certain Funds invest.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Global Dividend Portfolio
Institutional
Shares sold	25,696,231	$269,175,714	16,147,077	$201,957,747
Shares issued in reinvestment of distributions	3,494,072	35,467,513	9,287,576	116,091,930
Shares redeemed	(39,413,722)	(411,776,019)	(19,533,830)	(241,636,989)

	(10,223,419)	$(107,132,792)	5,900,823	$76,412,688

Investor A
Shares sold and automatic conversion of shares	4,016,050	$41,954,904	4,438,181	$55,691,553
Shares issued in reinvestment of distributions	2,297,321	23,205,051	6,235,451	77,598,938
Shares redeemed	(11,849,877)	(123,257,138)	(7,330,436)	(91,225,139)

	(5,536,506)	$(58,097,183)	3,343,196	$42,065,352

Investor C
Shares sold	246,406	$2,554,868	377,465	$4,657,653
Shares issued in reinvestment of distributions	171,239	1,718,670	743,470	9,214,389
Shares redeemed and automatic conversion of shares	(1,681,998)	(17,574,923)	(2,374,196)	(29,546,340)

	(1,264,353)	$(13,301,385)	(1,253,261)	$(15,674,298)

Class K
Shares sold	13,439,389	$145,803,960	1,362,697	$17,255,933
Shares issued in reinvestment of distributions	442,396	4,514,841	1,082,876	13,555,446
Shares redeemed	(3,861,335)	(40,547,836)	(1,713,468)	(21,272,620)

	10,020,450	$109,770,965	732,105	$9,538,759

	(7,003,828)	$(68,760,395)	8,722,863	$112,342,501

International Fund
Institutional
Shares sold	33,049,390	$550,751,071	76,620,456	$1,718,654,733
Shares issued in reinvestment of distributions	698,947	11,052,333	2,994,577	68,867,556
Shares redeemed	(48,760,357)	(799,476,065)	(40,883,285)	(825,963,363)

	(15,012,020)	$(237,672,661)	38,731,748	$961,558,926

Investor A
Shares sold and automatic conversion of shares	2,318,786	$37,661,812	8,699,736	$194,416,588
Shares issued in reinvestment of distributions	129,692	2,116,883	1,492,379	33,803,270
Shares redeemed	(5,841,444)	(94,459,924)	(13,037,019)	(291,460,970)

	(3,392,966)	$(54,681,229)	(2,844,904)	$(63,241,112)

Investor C
Shares sold	52,883	$783,571	265,599	$5,528,190
Shares issued in reinvestment of distributions	1,567	23,798	31,306	653,622
Shares redeemed and automatic conversion of shares	(213,748)	(3,196,926)	(223,742)	(4,350,593)

	(159,298)	$(2,389,557)	73,163	$1,831,219

Class K
Shares sold	5,807,671	$96,724,144	21,307,217	$476,841,160
Shares issued in reinvestment of distributions	268,182	4,225,037	909,158	20,866,881
Shares redeemed	(11,612,682)	(190,616,182)	(6,364,912)	(131,401,977)

	(5,536,829)	$(89,667,001)	15,851,463	$366,306,064

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount
International Fund (continued)
Class R
Shares sold	75,326	$1,254,131	180,028	$3,881,890
Shares issued in reinvestment of distributions	1,672	25,326	14,305	324,765
Shares redeemed	(107,016)	(1,675,131)	(136,641)	(2,926,037)

	(30,018)	$(395,674)	57,692	$1,280,618

	(24,131,131)	$(384,806,122)	51,869,162	$1,267,735,715

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Dividend Portfolio and BlackRock International Fund and the Board of Trustees/Directors of BlackRock Funds II and BlackRock Series, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Global Dividend Portfolio of BlackRock Funds II and BlackRock International Fund of BlackRock Series, Inc. (the “Funds”), including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Global Dividend Portfolio	For each of the three years in the period ended May 31, 2023 and for the period from August 1, 2019 through May 31, 2020
BlackRock International Fund	For each of the three years in the period ended May 31, 2023 and for the period from November 1, 2019 through May 31, 2020

The financial highlights for each of the two years in the period ended July 31, 2019 of BlackRock Global Dividend Portfolio were audited by other auditors whose report dated September 24, 2019 expressed an unqualified opinion on those financial highlights. The financial highlights for each of the two years in the period ended October 31, 2019 of BlackRock International Fund were audited by other auditors whose report dated December 20, 2019 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, is hereby designated is qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income

Global Dividend Portfolio	$28,707,115
International Fund	26,317,408

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Global Dividend Portfolio	$55,017,190

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of the foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Global Dividend Portfolio	$15,490,390	$100,513
International Fund	117,068,171	3,506,591

The Funds hereby designate the following amounts, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2023:

Fund Name	Federal Obligation Interest

Global Dividend Portfolio	$67,957
International Fund	230,755

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Global Dividend Portfolio	51.02%
International Fund	11.25

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends

Global Dividend Portfolio	$ 289,327
International Fund	1,091,115

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest-Related Dividends

Global Dividend Portfolio	$ 289,327
International Fund	982,451

I M P O R T A N T T A X I N F O R M A T I O N	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock Funds II (the “Trust”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Global Dividend Portfolio (“Global Dividend Fund”), and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Trustees of the Trust also considered the approval to continue the sub-advisory agreement (the “Trust Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Global Dividend Fund.

The Board of Directors of BlackRock Series, Inc. (the “Corporation”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock International Fund (“International Fund”), and the Manager, its investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Corporation Sub-Advisory Agreement”) between the Manager and the Sub-Advisor with respect to International Fund.

Global Dividend Fund and International Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Trust Advisory Agreement, the Trust Sub-Advisory Agreement, the Corporation Advisory Agreement and the Corporation Sub-Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 18, 2023 are referred to as the “April Meeting” and the meetings held on May 23-24, 2023 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Boards assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures, as applicable; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Fund’s Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to the Funds facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Funds and its shareholders.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the applicable Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers, and, with respect to International Fund, the respective Morningstar Category (“Morningstar Category”) and, with respect to Global Dividend Fund, the respective Lipper Classification (“Lipper Classification”). Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Corporation noted that for the one-, three- and five-year periods reported, International Fund ranked in the fourth, third and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	45

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board of the Trust noted that for the one-, three- and five-year periods reported, Global Dividend Fund ranked in the fourth, third and third quartiles, respectively, against its Lipper Classification. The Board noted that BlackRock believes that the Lipper Classification is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Lipper Classification during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of the Trust noted that Global Dividend Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of the Corporation noted that International Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Boards additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Trust’s year-long deliberative process, the Board of the Trust, including the Independent Board Members, unanimously approved the continuation of the Trust Advisory Agreement between the Manager and the Trust, on behalf of Global Dividend Fund, for a one-year term ending June 30, 2024, and the Trust Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Global Dividend Fund for a one-year term ending June 30, 2024.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Corporation’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of International Fund, for a one-year term ending June 30, 2024, and the Corporation Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Fund for a one-year term ending June 30, 2024.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	47

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2015)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020;Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015;Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	49

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2016)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

With respect to Global Dividend, each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. With respect to International Fund, Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. With respect to both Funds, the Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation and the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	51

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)	Officers of the Trust/Corporation serve at the pleasure of the Board.

Further information about the Trust’s/Corporation’s Directors and Officers is available in the Trust’s/Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Trust/Corporation.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust/Corporation.

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Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	53

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10001
United Kingdom

Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Custodian	Address of the Trust/Corporation
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

USD	United States Dollar

Portfolio Abbreviation

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLINT-5/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Fund	$22,950	$22,032	$44	$213	$18,700	$15,700	$218	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Fund	$18,962	$15,913

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedules of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series, Inc.

Date: July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series, Inc.

Date: July 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Series, Inc.

Date: July 21, 2023